Goodwill and Intangible Assets, Net - Estimated Future Amortization Expense (Detail) - USD ($) $ in Thousands	Sep. 30, 2019	Sep. 30, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
2020	$ 70,138
2021	47,114
2022	34,940
2023	18,904
2024	11,186
Thereafter	22,880
Total	$ 205,162	$ 265,249